ex 99.1

              Mpower Holding Announces Second Quarter 2004 Results

ROCHESTER, NY - July 29, 2004 - Mpower Holding Corporation (AMEX: MPE), the parent company of Mpower Communications Corp., a leading provider of broadband Internet access and telephone services to business customers, today announced results of its operations for the second quarter ended June 30, 2004.

"Mpower is executing on our growth strategy, with a 4.5% annual increase in core customer revenue and the highest number of lines in service since May 2003. We believe our renewed sales motion and investment in organic growth is gaining momentum and paying off," commented Mpower Holding Corporation Chairman and Chief Executive Officer Rolla P. Huff. "We are also extremely pleased to have exceeded our second quarter 2004 Adjusted EBITDA guidance and increased cash by more than $3 million over the first quarter 2004. We believe that our positive operating results, long-term debt-free balance sheet and deep facilities-based network uniquely position our company in the CLEC sector."

Mpower increased revenue from continuing operations by 3.6% over the first quarter of 2004 to $38.5 million in the second quarter of 2004. This represents a 2.0% revenue increase over the second quarter of 2003. Core customer revenue, which consists of revenue from the sale of data and voice services and excludes switched access revenue, rose to $33.6 million in the second quarter of 2004, up 2.5% over the first quarter of 2004 and 4.5% over the second quarter of 2003.

The company maintained its adjusted gross margin from continuing operations at $20.8 million in the second quarter of 2004, essentially even with the first quarter of 2004 and a 10% increase over the adjusted gross margin of $18.8 million in the second quarter of 2003. Adjusted gross margin was 54% of revenue in the second quarter of 2004, compared to 56% in the first quarter of 2004 and 50% in the second quarter of 2003. Second quarter 2004 adjusted gross margin was in line with management expectations. Adjusted gross margin is calculated as gross margin excluding depreciation and amortization expense. Gross margin including depreciation and amortization was $18.8 million for both the second quarter of 2004 and the first quarter of 2004 and $17.1 million in the second quarter of 2003.

Selling, general and administrative (SG&A) expenses from continuing operations, excluding depreciation and amortization, were $18.2 million for the second quarter of 2004, a 3.8% increase from the $17.5 million in SG&A expenses reported in the first quarter of 2004 as a result of the company's investment in its sales organization, and a 7.0% improvement from the $19.6 million in SG&A expenses for the second quarter of 2003.

Mpower reported its fourth consecutive quarter of positive Adjusted EBITDA results, ending the second quarter of 2004 with positive Adjusted EBITDA of $2.5 million. While down from the $3.2 million in Adjusted EBITDA in the first quarter of 2004, this represents a significant improvement over the $0.8 million Adjusted EBITDA loss in the second quarter of 2003 and exceeds the company's Adjusted EBITDA guidance for the quarter.

Loss from continuing operations was $1.3 million in the second quarter of 2004, up from a $0.5 million loss from continuing operations in the first quarter of 2004 and a 72% improvement over the $4.6 million loss from continuing operations in the second quarter of 2003. Mpower's net loss was $1.4 million in the second quarter of 2004 compared to a $0.3 million net loss in the first quarter of 2004 and a $4.7 million net loss in the second quarter of 2003.

For the second quarter of 2004, Mpower's basic and diluted loss per share before discontinued operations was $0.02, and basic and diluted net loss per share was $0.02.

Capital expenditures were $1.8 million in the second quarter of 2004. The company ended the second quarter with approximately $32.4 million in unrestricted cash, $3.1 million higher than the cash balance at the end of the first quarter of 2004. This increase was generated from operating results and various changes in working capital accounts.

Mpower reiterated its revenue and Adjusted EBITDA guidance for the remainder of 2004 and the full-year 2005. The company's revenue guidance for the full-year 2004 is $152.6 million to $155.6 million, and for full-year 2005 is $174.0 million to $180.5 million. The company is forecasting full-year 2004 Adjusted EBITDA in the range of $8.0 million to $10.0 million and full-year 2005 Adjusted EBITDA between $16.0 million and $18.0 million.

Company Presentation
A PowerPoint presentation and business model detailing Mpower's quarterly results and financial projections can be found on the company's Web site at www.mpowercom.com.

Conference Call to Discuss Second Quarter 2004 Results
Mpower will host a conference call to discuss its complete second quarter 2004 financial and operating results.
Date:                      Thursday, July 29, 2004
Time:                      10:00 a.m. (Eastern time)
Dial-in Number:            1-866-769-3706
Replay Number:             1-877-519-4471, PIN #4951925
                           From Thursday, July 29, 2004 at 1:00 p.m. Eastern through Thursday, August 5, 2004 at 5:00 p.m. Eastern

Use of Non-GAAP Financial Information
The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of Mpower's use of non-GAAP financial measures, Adjusted Gross Margin and Adjusted EBITDA, to supplement Mpower's consolidated financial statements presented on a GAAP basis, as well as the use of Adjusted EBITDA in forecasted guidance, Regulation G requires Mpower to include in this press release a presentation of the most directly comparable GAAP measures, which are Gross Margin, including depreciation and amortization expense, and Net
(Loss) Income, and a reconciliation of the measures to GAAP. Mpower has presented a reconciliation of these measures for each of the periods presented above. The non-GAAP measure Adjusted EBITDA provides an enhancement to an overall understanding of Mpower's past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of Adjusted EBITDA as a performance measurement; (ii) the value of Adjusted EBITDA as a measure of performance before gains, losses or other charges considered to be outside the company's core business operating results; and (iii) the use of the Adjusted EBITDA, or a similar term, by almost all companies in the CLEC sector as a measurement of performance. Mpower has excluded from its presentation of Adjusted EBITDA network optimization costs (which are costs resulting principally from the closure of certain of our markets), stock-based compensation, gains on sales of assets, gains or losses on investments, reorganization expenses, gain on discharge of debt, and other income because Mpower does not believe that including such items in Adjusted EBITDA provides investors with an appropriate measure of determining Mpower's performance in its core business. The non-GAAP measure Adjusted Gross Margin provides an enhancement to an overall understanding of Mpower's past financial performance and prospects for the future as well as useful information to investors because of (i) the historical use by Mpower of this measure as a performance measurement and (ii) the use of a similar calculation by almost all companies in the CLEC sector as a measurement of performance. Adjusted Gross Margin is calculated as gross margin excluding depreciation and amortization expense because Mpower does not believe that including such items in the calculation of Adjusted Gross Margin provides investors with an appropriate measure of analyzing Mpower's historical financial performance or for comparing other similar companies in the CLEC sector. Mpower's utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for net loss, loss from continuing operations, cash flow, gross margin and other measures of financial performance prepared in accordance with GAAP. Adjusted Gross Margin and Adjusted EBITDA are not GAAP measurements and Mpower's use of them may not be comparable to similarly titled measures employed by other companies in the telecommunications industry.

About Mpower Holding Corporation
Mpower Holding Corporation (AMEX: MPE) is the parent company of Mpower Communications, a leading facilities-based broadband communications provider offering a full range of data, telephony, Internet access and Web hosting services for small and medium-size business customers. Further information about the company can be found at www.mpowercom.com.

Forward-Looking Statements

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower cautions investors that certain statements contained in this press release that state our and/or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results, including projections with respect to Mpower's future operating performance, may differ materially from those projected as a result of risks and uncertainties including, but not limited to, future sales growth, changes in federal or state telecommunications regulations, market acceptance of our product and service offerings, the liquidity of our common stock, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, the effect of regulatory decisions on our access charges and operating costs, changes in technology, price competition and other market conditions and risks detailed from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.


Mpower Communications Investor Contact:         Investor Relations Contact:
Gregg Clevenger, Chief Financial Officer        Lester Rosenkrantz, Cameron
Telephone:  585-218-6547                        Associates
Email: invest@mpowercom.com                     Telephone: 212-554-5486
                                                Email:  Lester@cameronassoc.com

Mpower Communications Media Contact:
Michele Sadwick, Vice President
Telephone:  585-218-6542
Email:  msadwick@mpowercom.com

FINANCIAL STATEMENTS
                                                                        ------------------------------------------------------------
                                                                       Mpower Holding       Mpower Holding      Mpower Holding
BALANCE SHEET (amounts in $ thousands)                                  June 30, 2004        March 31, 2004      December 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
Current Assets
  Cash & Cash Equivalents                                                      $32,356               $29,294               $29,307
  Accounts Receivable, net                                                      11,611                12,196                14,076
  Other Receivables                                                              2,012                 4,031                 5,039
  Prepaid Expenses and Other Current Assets                                      2,353                 2,983                 4,579
                                                                        ------------------------------------------------------------
  Total Current Assets                                                          48,332                48,504                 53,001
Property and Equipment, net                                                     31,296                32,268                 33,762
Long-Term Restricted Cash & Cash Equivalents                                     9,479                 9,475                  9,537
Intangibles, net                                                                 6,658                 7,803                  8,948
Other Assets                                                                     4,109                 4,063                  3,781
Total Assets                                                                   $99,874              $102,113               $109,029
------------------------------------------------------------------------------------------------------------------------------------

Current Liabilities
  Current Maturities of Capital Lease Obligations                                  $66                  $155                   $256
  Accounts Payable                                                              10,467                11,520                 15,754
  Accrued Sales Tax Payable                                                      3,603                 3,578                  3,647
  Accrued Property Taxes Payable                                                 2,970                 2,952                  2,818
  Accrued Bonus                                                                    921                   460                  2,388
  Deferred Revenue                                                               4,867                 4,814                  4,696
  Accrued Other Expenses                                                        10,264                10,527                 11,018
                                                                        ------------------------------------------------------------
  Total Current Liabilities                                                     33,158                34,006                 40,577
Long-Term Deferred Revenue                                                       1,978                 2,063                  2,211
                                                                        ------------------------------------------------------------
  Total Liabilities                                                             35,136                36,069                 42,788
Common Stock                                                                        78                    78                     78
Additional Paid-in Capital                                                     103,899               103,801                103,735
Accumulated Deficit                                                            (39,239)              (37,835)               (37,572)
                                                                        ------------------------------------------------------------
  Total Stockholders' Equity                                                    64,738                66,044                 66,241
Total Liabilities and Stockholders' Equity                                     $99,874              $102,113               $109,029
------------------------------------------------------------------------------------------------------------------------------------


                                                                       -------------------------------------------------------------
                                                                         Mpower Holding       Mpower Holding      Mpower Holding
STATEMENT OF OPERATIONS (amounts in $ thousands,                       Three Months Ended   Three Months Ended  Three Months Ended
     except share and per share amounts)                                 June 30, 2004        March 31, 2004      June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues:
  Core Customer                                                                $33,585               $32,770                $32,139
  Switched Access                                                                4,911                 4,383                  5,619
                                                                       -------------------------------------------------------------
  Total Operating Revenues                                                      38,496                37,153                 37,758

Operating Expenses:
  Cost of Operating Revenues (exclusive of depreciation and
    amortization shown separately below. See Note 1.)                           17,740                16,388                 18,953
  Selling, General and Administrative (exclusive of depreciation
    and amortization shown separately below. See Note 1.)                       18,212                17,549                 19,587
  Stock-Based Compensation Expense                                                  39                    39                     29
  Gain on Sale of Assets, net                                                      (62)                 (198)                  (177)
  Depreciation and Amortization                                                  3,879                 3,901                  3,984
                                                                       -------------------------------------------------------------
  Total Operating Expenses                                                      39,808                37,679                 42,376

Loss from Continuing Operations                                                 (1,312)                 (526)                (4,618)

Interest Income                                                                     77                    88                     46
Interest Expense                                                                   (67)                  (66)                  (184)
Other Expense                                                                      (95)                    -                      -
                                                                       -------------------------------------------------------------
Loss before Discontinued Operations                                             (1,397)                 (504)                (4,756)
(Loss) Income from Discontinued Operations                                          (7)                  241                     13
                                                                       -------------------------------------------------------------
Net Loss                                                                       ($1,404)                ($263)               ($4,743)

Basic and Diluted Weighted Average Shares Outstanding                       78,417,485            78,321,851             65,022,403

Basic and Diluted (Loss) Income per Share:
Loss before Discontinued Operations                                             ($0.02)               ($0.01)                ($0.07)
Income from Discontinued Operations                                              $0.00                 $0.01                  $0.00
Net Loss                                                                        ($0.02)                $0.00                 ($0.07)

Adjusted Gross Margin                                                          $20,756               $20,765                $18,805
  Adjusted Gross Margin (% of Revenue)                                            53.9%                 55.9%                  49.8%

Adjusted EBITDA                                                                 $2,544                $3,216                  ($782)
  Adjusted EBITDA (% of Revenue)                                                   6.6%                  8.7%                  -2.1%

Note 1: Cost of Operating Revenues is exclusive of depreciation and amortization of $1,964, $1,939 and $1,742 for the three months ended June 30, 2004, March 31, 2004 and June 30, 2003. Selling, General and Administrative is exclusive of depreciation and amortization of $1,915, $1,962 and $2,242 for the three months ended June 30, 2004, March 31, 2004 and June 30, 2003.

RECONCILIATION TO GAAP (amounts in $ thousands)                             June 30, 2004        March 31, 2004      June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Gross Margin                                                          $20,756               $20,765                $18,805
Depreciation and Amortization (allocated to Cost of Operating
   Revenues)                                                                    (1,964)               (1,939)                (1,742)
                                                                       -------------------------------------------------------------
Gross Margin (GAAP)                                                            $18,792               $18,826                $17,063

RECONCILIATION TO GAAP (amounts in $ thousands)                             June 30, 2004        March 31, 2004      June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------

Adjusted EBITDA                                                                 $2,544                $3,216                  ($782)
Depreciation and Amortization                                                   (3,879)               (3,901)                (3,984)
Gain on Sale of Assets, net                                                         62                   198                    177
Stock-Based Compensation Expense                                                   (39)                  (39)                   (29)
                                                                       -------------------------------------------------------------
Loss from Continuing Operations                                                 (1,312)                 (526)                (4,618)
Interest Income                                                                     77                    88                     46
Interest Expense                                                                   (67)                  (66)                 (184)
Other Expense                                                                      (95)                     -                     -
                                                                       -------------------------------------------------------------
Loss before Discontinued Operations                                             (1,397)                 (504)                (4,756)
(Loss) Income from Discontinued Operations                                          (7)                  241                     13
                                                                       -------------------------------------------------------------
Net Loss (GAAP)                                                                ($1,404)                ($263)               ($4,743)

RECONCILIATION TO GAAP (amounts in $ thousands)                           12 Months Ending December 31, 2004
--------------------------------------------------
                                                                            Adjusted EBITDA Guidance Range
                                                                       -----------------------------------------
                                                                       Low End of Range     High End of Range
                                                                       -----------------------------------------
Adjusted EBITDA                                                                 $8,000               $10,000
Depreciation and Amortization                                                  (16,000)              (16,000)
Gain on Sale of Assets, net                                                        300                   300
Stock-Based Compensation Expense                                                  (200)                 (200)
                                                                       -----------------------------------------
Loss from Continuing Operations                                                 (7,900)               (5,900)
Interest Income                                                                    400                   400
Interest Expense                                                                  (300)                 (300)
Other Expense                                                                     (100)                 (100)
                                                                       -----------------------------------------
Loss before Discontinued Operations                                             (7,900)               (5,900)
Income from Discontinued Operations                                                100                   100
                                                                       -----------------------------------------
Net Loss (GAAP)                                                                $(7,800)              $(5,800)
                                                                       -----------------------------------------


RECONCILIATION TO GAAP (amounts in $ thousands)                            12 Months Ending December 31, 2005
--------------------------------------------------
                                                                             Adjusted EBITDA Guidance Range
                                                                       -----------------------------------------
                                                                       Low End of Range     High End of Range
                                                                       -----------------------------------------
Adjusted EBITDA                                                                $16,000               $18,000
Depreciation and Amortization                                                  (17,000)              (17,000)
Gain on Sale of Assets, net                                                        300                   300
Stock-Based Compensation Expense                                                  (200)                 (200)
                                                                       -----------------------------------------
(Loss) Income from Continuing Operations                                          (900)                1,100
Interest Income                                                                    400                   400
Interest Expense                                                                  (300)                 (300)
                                                                       -----------------------------------------
(Loss) Income before Discontinued Operations                                      (800)                1,200
Loss from Discontinued Operations                                                 (300)                 (300)
                                                                       -----------------------------------------
Net (Loss) Income (GAAP)                                                       $(1,100)                $ 900
                                                                       -----------------------------------------
